                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                       TO
                                 LOAN AGREEMENT



BORROWER:      CyberGuard Corporation

ADDRESS:       2000 West Commercial Boulevard, Suite 200
               Fort Lauderdale, Florida 33309

DATE:          December _____, 2000


         This Amendment No. 1 to Loan Agreement (the "Amendment") is entered into on the above date by and between CyberGuard Corporation, a Florida corporation (the "Company"), and Fernwood Partners II, LLC, a Delaware limited liability company ("Lender"). This Amendment amends that certain Loan Agreement dated August 26, 1999 (the "Loan Agreement") between the Company and the Lender. Definitions and certain terms used in this Amendment shall have the meanings set forth in the Loan Agreement.

         For good and valuable consideration, receipt of which is hereby acknowledged, the Loan Agreement is hereby amended in the following respects:

         1. ADDITIONAL FUNDING. Subject to and upon the terms and conditions herein set forth, the Lender agrees to loan to the Company an additional $1,000,000 (the "Additional Loan"). The Company's obligation to pay the principal of, and interest on, the Additional Loan shall be evidenced by a Convertible Promissory Note in the form of Exhibit A hereto (the "Additional Note"). Upon conversion of the Additional Note, the Lender will have, and be entitled to, the registration rights granted pursuant to Section 13 of the Loan Agreement with respect to the shares of Common Stock issued upon conversion of the Additional Note. The Company will grant to the Lender a Common Stock Purchase Warrant in the form of Exhibit B hereto (the "Additional Warrant"). The Additional Warrant shall be exercisable for the number of shares of Common Stock and at the exercise price specified in the Additional Warrant. The Additional Warrant shall have a term of five (5) years. Upon exercise of the Additional Warrant, the Lender will have, and be entitled to, exercise the registration rights granted pursuant to Section 13 of the Loan Agreement with respect to the shares of Common Stock issued upon exercise of the Additional Warrant.

         2. EXISTING PROMISSORY NOTE. The parties agree that the Note shall be amended to provide that all interest on the Note shall be compounded quarterly on January 1, April 1, July 1


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


and October 1 of each year (except the interest payment made by the Company to the Lender on October 1, 2000, in the amount of $117,020.73 shall not be compounded). The Note shall be amended pursuant to an amendment in the form of Exhibit C hereto.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company makes the following representations and warranties:

                  (A) CORPORATE STATUS. The Company (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation; (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage; and (iii) is duly qualified and is authorized to do business and is in good standing as a foreign corporation in every foreign jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified.

                  (B) AUTHORITY. The executive officers executing this Amendment and all documents executed or delivered in connection herewith (collectively, the "Loan Documents") have the full authority of the Company and its Board of Directors to accept and bind the Company to the terms and conditions of this Amendment, the other Loan Documents and all exhibits attached hereto and thereto.

                  (C) NO VIOLATION. Neither the execution, delivery or performance by the Company of this Amendment or the other Loan Documents, nor compliance by it with the terms and provisions hereof and thereof, nor the consummation of the transactions contemplated herein and therein: (i) will contravene any applicable provisions of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality; or (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien, security interest or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it or any of its property or assets is bound or to which it may be subject; or (iii) will violate any provisions of the Certificate of Incorporation or By-Laws of the Company.

                  (D) COMPANY FILINGS. The Company has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, copies of which have been made available to the Lender, that were required to be filed with: (i) the Commission; and (b) any other federal, state or local governmental or regulatory authority. All such reports, registrations and filings are collectively referred to as the "Company Filings". As amended, restated or, with respect to the financial statements contained therein, corrected in a subsequent filing, each of the Company Filings (1) was true and complete in all material respects; and (2) complied in all material respects with all of the statutes, rules and regulations enforced or promulgated by the governmental or regulatory authority with which it was filed (or was amended so as to be so promptly following discovery of any such noncompliance) and none


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


contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading.

                  (E) FINANCIAL STATEMENTS; FINANCIAL CONDITION; ETC. The financial statements contained in the Company Filings, as amended, restated or corrected in a subsequent filing, were prepared in accordance with GAAP consistently applied and fairly present the financial condition and the results of operations of the entities covered thereby on the dates and for the periods covered thereby. The Company has no material liability (contingent or otherwise) not reflected in such financial statements or in the notes thereof.

         4. REPRESENTATIONS AND WARRANTIES OF THE LENDER. The Lender makes the following representations and warranties:

                  (A) INVESTMENT PURPOSE. The Lender is acquiring the Additional Note and the Additional Warrant and the shares of Common Stock issuable upon conversion or exercise thereof, for its own account, for investment only and not with a view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

                  (B) ACCREDITED INVESTOR STATUS. The Lender is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  (C) RELIANCE ON EXEMPTIONS. The Lender understands that the Additional Note and the Additional Warrant are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Lender's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the availability of such exemptions.

                  (D) INFORMATION. The Lender and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Additional Note and the Additional Warrant which have been requested by the Lender or its advisors. The Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Lender believe to be satisfactory answers to any such inquiries. The Lender understands that its investment in the Additional Note and Additional Warrant involves a significant degree of risk.

                  (E) GOVERNMENTAL REVIEW. The Lender understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Additional Note and the Additional Warrant.

                  (F) TRANSFER OR RESALE. The Lender understands the limitations on resale or transfer of the Additional Note and the Additional Warrant incorporated herein and those additional restrictions applicable pursuant to securities laws.


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


                  (G) LEGENDS. The Lender understands that the Additional Note and the Additional Warrant and, until such time as the shares of Common Stock issuable upon the conversion or exercise of the Additional Note and/or Additional Warrant have been registered under the Securities Act as contemplated herein, such shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act unless sold pursuant to Rule 144 under said Act.

         5. PAYMENT OF COSTS. The Lender's obligations hereunder are conditioned upon payment by the Company of all costs incurred by Lender, including reasonable attorneys' fees, in connection with the negotiation, drafting and monitoring of this Amendment.

         6. EFFECT ON LOAN AGREEMENT; GENERAL PROVISIONS. Except as set forth in this Amendment, the terms and provisions of the Loan Agreement are hereby ratified and declared to be in full force and effect. This Amendment shall become effective upon its execution, which may occur in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Captions and paragraph headings are used herein for convenience only, are not a part of this Amendment or the Loan Agreement as amended by this Amendment and shall not be used in construing either document. Other than the reference to the Loan Agreement contained in the first paragraph of this Amendment, each reference to the Loan Agreement and any agreement contemplated thereby or executed in connection therewith, whether or not accompanied by reference to this Amendment, shall be deemed a reference to the Loan Agreement as amended by this Amendment.

                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in multiple originals by their authorized officers, all as of the day and year first above written.

                                                     COMPANY:

                                    CyberGuard Corporation


                                    By:
                                       ----------------------------------------
                                    Name:
                                          -------------------------------------

                                    Title:
                                          -------------------------------------



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



                                    LENDER:

                                    Fernwood Partners II, LLC

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                 FIRST AMENDMENT
                                       TO
                           CONVERTIBLE PROMISSORY NOTE

         THIS FIRST AMENDMENT TO CONVERTIBLE PROMISSORY NOTE (the "Amendment") is made and entered into as of December 29, 2000, by and between CYBERGUARD CORPORATION, a Florida corporation ("Maker"), and FERNWOOD PARTNERS II, LLC, a Delaware limited liability company ("Payee").

         RECITALS:

         A. Maker executed and delivered on August 26, 1999, a certain Convertible Promissory Note (the "Note") in the principal amount of Three Million Six Hundred Ninety Nine Thousand Four Hundred Eighty Four and 38/100 Dollars ($3,699,484.38), payable to Payee.

         B. The parties desire to amend the Note in certain respects as set forth herein.

         AGREEMENT:

         NOW, THEREFORE, for and in consideration of these premises, the mutual promises set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. DEFINED TERMS. Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Note.

        2.        INTEREST. The following sentence shall be added to the end of
Section 1:

         "All interest on this Note shall be compounded quarterly on January 1, April 1, July 1 and October 1 of each year commencing on October 1, 1999."

Notwithstanding the foregoing, the parties acknowledge and agree that the interest payment made by Maker to Payee on October 1, 2000, in the amount of $117,020.73 shall not be compounded.


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


         3. PRINCIPAL AND INTEREST PAYMENTS. Section 2 of the Note shall be deleted in its entirety and replaced with the following:

                  "2. Principal and Interest Payments. Notwithstanding anything contained herein to the contrary, all principal due hereunder together with all accrued interest shall become immediately due and payable without further notice on June 30, 2002. In the event that any payment date shall fall due on a Saturday, Sunday, legal holiday or a day on which federal banking institutions are not required to be open, payment shall be made on the next business day, but interest, shall continue to accrue until such payment is made."

        4. EFFECT OF AMENDMENT; GENERAL PROVISIONS. Except as set forth in this Amendment, the terms and provisions of the Note are hereby ratified and declared to be in full force and effect. This Amendment shall become effective upon its execution, which may occur in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Captions and paragraph headings are used herein for convenience only, are not a part of this Amendment or the Note as amended by this Amendment and shall not be used in construing either document. Other than the reference to the Note contained in the first paragraph of this Amendment, each reference to the Note and any agreement contemplated thereby or executed in connection therewith, whether or not accompanied by reference to this Amendment, shall be deemed a reference to the Note as amended by this Amendment.

                                                          SIGNATURE PAGE FOLLOWS


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in multiple originals by their authorized officers, all as of the day and year first above written.

                                    CYBERGUARD CORPORATION


                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------
                                                       ("Maker")




                                    FERNWOOD PARTNERS II, LLC

                                    By:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------
                                                       ("Payee")


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


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                           CONVERTIBLE PROMISSORY NOTE

$1,000,000.00                                              Stamford, Connecticut
                                                               December 29, 2000

         FOR VALUE RECEIVED, on December 29, 2000, and pursuant to the terms and conditions of the Loan Agreement dated August 26, 1999, as amended (the "Loan Agreement"), the undersigned, CyberGuard Corporation, a Florida corporation ("Maker"), having a mailing address of 2000 West Commercial Blvd., Suite 200, Ft. Lauderdale, Florida 33309, promises to pay to the order of FERNWOOD PARTNERS II, LLC, a Delaware limited liability company ("Payee"), or its registered assigns (Payee or such registered assigns at the time being the registered holder or holders hereof are hereinafter collectively referred to as the "Holder"), at 100 First Stamford Place, Stamford, Connecticut 06902, Attn:
Richard L. Scott, or at such other place as the Holder hereof may direct in writing, the aggregate principal sum of One Million and No/100 Dollars ($1,000,000.00), together with interest from the date hereof on the unpaid principal amount, as follows:

         1. Interest. The unpaid principal amount hereof shall bear interest at the rate of 11.5% per annum. Any amount of principal or interest not paid when due (whether at the stated due date, at maturity, upon acceleration or otherwise) shall thereafter bear interest until paid in full at the rate of 17.5% per annum. Interest shall be computed on the actual number of days elapsed on the basis of a 360-day year consisting of twelve 30-day months. All interest on this Note shall be compounded quarterly on January 1, April 1, July 1 and October 1 of each year commencing on April 1, 2001.

         2. Principal and Interest Payments. Notwithstanding anything contained herein to the contrary, all principal due hereunder together with all accrued interest shall become immediately due and payable without further notice on June 30, 2002. In the event that any payment date shall fall due on a Saturday, Sunday, legal holiday or a day on which federal banking institutions are not required to be open, payment shall be made on the next business day, but interest, shall continue to accrue until such payment is made.




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


         3. Payments. All payments of principal and interest are to be made in lawful money of the United States of America. All payments received shall be applied first to unpaid interest, then principal. This Note cannot be prepaid without the written consent of the Holder.

         4. Default. In the event that (a) any payment of principal or interest due hereunder is not paid when due; or (b) Maker becomes subject to any bankruptcy, insolvency, receivership or debtor relief proceedings and, in the case of any such proceedings initiated against Maker, the same have not been discharged within sixty (60) days after institution; or (c) Maker makes an assignment for the benefit of creditors, or admits in writing an inability to pay its debts generally as they become due; or (d) Maker fails to comply with or perform any covenant, agreement or condition of this Note or any other Loan Document; or (e) any statement, representation or warranty in any of the Loan Documents, is false, misleading or erroneous in any material respect on the date thereof, and such statement, representation or warranty is not made true and correct (as of the time such corrective action is taken) within the applicable grace period (if any) provided for in such Loan Document; or (f) the occurrence of any event or condition deemed to be a default under or as defined in any other Loan Document; then an event of default hereunder shall be deemed to have occurred and then or thereafter, at the option of the Holder hereof, the entire principal and accrued interest of this Note shall become immediately due and payable, without further notice to Maker. The failure of the Holder to exercise any right or remedy hereunder shall not be deemed to be a release or waiver of any obligation or liability of the Maker. As used herein, the term "Loan Document" means any other document or instrument now or hereafter evidencing, governing, guaranteeing or securing this Note or any part thereof or otherwise executed in connection with the loan evidenced or governed by this Note, including, without limitation, the Loan Agreement and the Security Agreement.

         5. Remedies. Upon the occurrence of an event of default as described above, the Holder may exercise any rights and remedies available to it provided herein or by law or in equity. To the extent permitted by applicable law, all benefits, rights and remedies hereunder shall be deemed cumulative and not exclusive of any other thereof.

         6. Security. This Note is secured by the security interests and assignments created by that certain Security Agreement dated as of August 26, 1999 (as such may hereafter be amended, modified, supplemented and/or restated, the "Security Agreement"), executed by Maker in favor of the Secured Parties thereunder, to which Security Agreement reference is made for a more complete description of the collateral, the nature and extent of the security, and the rights of the Holder in respect of such security.

         7. Subordination. The indebtedness evidenced by this Note is expressly subordinated, to the extent and in the manner set forth in the Loan Agreement, in right of payment to the prior payment in full of all the Senior Indebtedness of Maker. As used in this Note, the term "Senior Indebtedness" shall mean the principal and unpaid accrued interest on all indebtedness of Maker to Coast Business Credit, a division of Southern Pacific Bank, including any renewals, extensions and refundings of such indebtedness.

         8.       Conversion.

                  8.1 Conversion by Holder. Any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of Section 8.3 hereof, in whole or in part, into fully paid and nonassessable shares of Common Stock of Maker (the "Common Stock"). The number of shares of Common Stock into which this Note may be converted (the "Conversion Shares") shall be determined by dividing the aggregate principal amount together with all accrued interest to the date of conversion by the Conversion Price (as defined below) in effect at the time of conversion. The initial Conversion Price shall be equal to One Dollar and 51/100 ($1.51).

                  8.2 Conversion by Maker. At the option of Maker, the entire principal amount together with all accrued interest of this Note may be converted into shares of Common Stock at the Conversion Price if (i) shares of the Common Stock close at a price in excess of Four Dollars ($4.00) per share for ninety (90) consecutive trading days, and (ii) the shares of Common Stock into which this Note is converted are fully registered under the Securities Act of 1933, as amended, and freely transferable.

                  8.3      Conversion Procedure.

                           (a)      Notice of Conversion Pursuant to Section
8.1. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note at the office of Maker and shall give written notice by mail, postage prepaid, to Maker at its principal corporate office, of the election to convert the same pursuant to Section 8.1, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Maker shall, as soon as practicable thereafter, issue and deliver to the Holder of this Note a certificate or certificates for the number of shares of Common Stock to which the Holder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                           (b)      Notice of Conversion Pursuant to Section
8.2. If this Note is converted by Maker pursuant to Section 8.2, written notice shall be delivered to the Holder of this Note at the address last shown on the records of Maker for the Holder or given by the Holder to Maker for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of Maker is located, notifying the Holder of the conversion to be effected, specifying the principal amount of the Note to be converted, the amount of accrued interest to be converted, the date on which such conversion will occur and calling upon such holder to surrender to Maker, in the manner and at the place designated, the Note.

                  8.4 Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note, Maker at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.


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


         8.5 Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of Maker issuing any fractional shares to the Holder upon the conversion of this Note, Maker shall pay to the Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon the conversion of this Note, the Holder shall surrender this Note, duly endorsed, at the principal office of Maker. At its expense, Maker shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described above. In the event of any conversion of this Note, such conversion shall be deemed to have been made immediately prior to the closing for the issuance and sale of such Common Stock and on and after such date the Holder of this Note entitled to receive the shares of such Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares. Upon conversion of this Note, Maker shall be forever released from its obligations and liabilities under this Note, except that Maker shall be obligated to pay the Holder, within ten (10) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion.

         9. Adjustments. The Conversion Price in effect at any time shall be subject to adjustment as follows:

                  (a) Dividends, Stock Splits and Reverse Stock Splits. In case the Company shall (i) declare a dividend on all its Common Stock in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine all the outstanding shares of its Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock (other than any reclassification upon a consolidation, merger, conveyance or transfer subject to Section 10) any shares, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Note upon conversion after such time shall be entitled to receive the number and kind of shares which the Holder would have owned or have been entitled to receive had this Note been converted immediately prior to such time. Such adjustment will become effective immediately prior to the opening of business on the day following the date on which such dividend is declared or such subdivision or combination becomes effective. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) Issuances Below Market. In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (e) below) on such record date, the Conversion Price in effect immediately prior to the issuance of such rights or warrants shall be adjusted to a price determined by multiplying such Conversion Price by a fraction, of


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


which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares to be offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase. Such adjustment will become effective immediately prior to the opening of business on the day following such record date. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

                  (c) Special Dividends. In case the Company shall fix a record date for the making of a distribution to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of its indebtedness, securities or assets (excluding cash dividends paid out of retained earnings) or subscription rights or warrants (excluding those referred to in subsection (b) above), the Conversion Price in effect immediately prior to such distribution shall be adjusted by multiplying such Conversion Price by a fraction, of which the numerator shall be the current market price per share of Common Stock (as determined pursuant to subsection (e) below) on such record date, less the fair market value (as determined in good faith by the Board of Directors) of the portion of such evidences of indebtedness, securities or assets or of such subscription rights or warrants so applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment will become effective immediately prior to the opening of business on the day following such record date. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

                  (d) Other Distributions. In case the Company shall distribute evidences of its indebtedness, securities, assets, rights or warrants to any Person (as defined in Section 10) in connection with or as a result of or related to any pending or future claims, suits, actions or proceedings against the Company or any of its subsidiaries, then in each such case the Conversion Price in effect immediately prior to such distribution shall be adjusted by multiplying such Conversion Price by a fraction, of which the numerator shall be the current market price per share of Common Stock (as determined by pursuant to subsection (e) below) on the date of such distribution, less the fair market value (as determined in good faith by the Board and Directors) of the portion of such evidences of indebtedness, securities, assets, rights or warrants so distributed applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment will become effective immediately prior to the opening of business on the day following the date of such distribution. Such adjustment shall be made successively whenever any such distribution or issuance is made. The intent of this subsection is that if any evidences of indebtedness, securities, assets, rights or warrants are distributed in connection with or as a result of or related to any pending or future claims, suits, actions or proceedings against the Company or any of its subsidiaries, that the

Holder of this Note shall be entitled to convert this Note into the same percentage of the outstanding capital stock of the Company for the same aggregate conversion price immediately after such distribution as the Holder of this Note could convert immediately prior to such distribution.

                  (e) Other Dilutive Events. In case any event shall occur as to which the provisions of Section 9 are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights represented by this Note in accordance with the essential intent and principles hereof then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 9, necessary to preserve, without dilution, the conversion rights represented by this Note. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Note and shall make the adjustments described therein. Notwithstanding anything contained in this subsection (e) to the contrary, this subsection (e) shall not apply to any issuance of Common Stock by the Company for which the Company has received consideration equal to the fair market value of such Common Stock on the date of issuance, as determined by the Board of Directors of the Company in good faith.

                  (f) No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion privilege of the Holder of this Note against dilution or other impairment.

                  (g) Market Price Determination. For the purpose of any computation under subsections (b), (c) and (d) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the ten (10) consecutive trading dates immediately preceding such date. The closing price for each day shall be the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock.

If the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the current market price per share of Common Stock shall be determined in good faith by the Board of Directors.

                  (h) Minimum Adjustment Required. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 in such price; provided, however, that any adjustments which by reason of this subsection (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (i) Adjustments for Tax Purposes. The Company may make such adjustments in the Conversion Price so as to increase the number of shares issuable on conversion, in addition to those adjustments required by this
Section 9, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

                  (j) Certificate. Whenever the Conversion Price is adjusted, as herein provided, the Company shall promptly cause a certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof to be mailed to the Holder of this Note at the address shown in the registration books of the Company.

                  (k) Adjustments to Other Shares. In the event that at any time, as a result of an adjustment made pursuant to subsection (a) above, the Holder of this Note thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of its Common Stock, thereafter the number of such other shares so receivable upon conversion of this Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a)-(j) above.

         10. Effect of Consolidation, Merger, Conveyance or Transfer. In case of any consolidation of the Company with, or merger of the Company into, any other person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale, transfer or lease of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Holder a supplemental agreement providing that the Holder of this Note shall have the right hereafter, during the period this Note shall be convertible, to convert such Note into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which this Note was convertible immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an affiliate of a Constituent Person, and (ii) failed to exercise such Holder's rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale, transfer or lease by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this Section 10 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The above provisions of this
Section 10 shall similarly apply to successive consolidations, mergers, conveyances or transfers. For purposes of this Note, the term "Person" shall mean any individual, firm, corporation, company, limited liability company, association, partnership, joint venture or other entity.

         11.      Prior Notice of Certain Events. In the event that:

                  (a) Maker shall declare any dividend, whether payable in cash or in any capital stock upon its Common Stock, or authorize any other issuance or distribution to the holders of its Common Stock; or

                  (b) there shall be any capital reorganization or reclassification of the capital stock of Maker, or consolidation or merger of Maker with another entity or a sale of all or substantially all its assets; or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of Maker;

then, in any of said cases, Maker shall give prior written notice, by first-class mail, postage prepaid, addressed to the registered Holder of this Note at the address of such registered Holder as shown on the registration books of Maker, of the date on which (i) the books of Maker shall close or a record shall be taken for such stock dividend, distribution or subscription rights,
(ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall be consummated, or (iii) such other event shall be consummated, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall receive said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the date of the event in question and the record date or the date on which Maker's transfer books are closed in respect thereto.

         12. Change of Control. In the event that a Change of Control (as defined below) has occurred, the Holder may, in its sole discretion, declare the entire principal amount and accrued interest of this Note immediately due and payable, without further notice to Maker. A "Change of Control" occurs upon any of the following events: (i) upon any merger or consolidation of Maker with or into any other Person or any other sale, transfer or other disposition, whether direct or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any "person" or "group" is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee or surviving entity, (ii) when any "person" or "group" is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors of Maker, (iii) when, during any period of 12 consecutive months after the date hereof, individuals who at the beginning of any such 12-month period constituted the Board of Directors of Maker (together with any new directors whose election by such Board or whose nomination for election by the stockholders of Maker was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease to constitute a majority of the Board of Directors of Maker then in office, (iv) a sale, transfer or other disposition, whether directly or indirectly, by Maker of all or substantially all of its assets, on a consolidated basis, or (v) the pro rata distribution by Maker to its stockholders of substantially all of its assets. For purposes of this definition of "Change of Control," (i) the terms "person" and "group" shall have the meanings used for purposes of Rules l3d-3 and 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof, whether or not applicable; and (ii) the term "beneficial owner" shall have the meaning used in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date hereof, whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events.

         13. Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which this Note may be converted, the Holder will give written notice to Maker prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, Maker, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to Maker. If a determination has been made pursuant to this Section 13 that the opinion of counsel for the Holder is not reasonably satisfactory to Maker, the Maker shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel for Maker such legend is not required in order to ensure compliance with the Act. Maker may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         14. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Note such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount and accrued interest of this Note, in addition to such other remedies as shall be available to the Holder, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         15. Registration Rights. Upon conversion of this Note, the Holder shall have and be entitled to exercise, together with all other holders of Common Stock possessing registration rights under the Loan Agreement, the registration rights granted under the Loan Agreement with respect to the shares of Common Stock issued upon conversion of this Note.

         16. Obligations Absolute. All obligations of Maker hereunder are absolute and unconditional, irrespective of any effect or counterclaim of Maker against the Holder. Maker hereby waives the right to enforce any right of offset, counterclaim or breach in any action brought to enforce the obligations of Maker under this Note.

         17. Waivers. Maker and any co-makers, sureties, endorsers and guarantors of this Note hereby jointly and severally waive presentment for payment, notices of non-performance or nonpayment, protest, notices of protest, notice of dishonor, diligence in bringing suit hereon against any party hereto and notice of acceleration, and further consent to any extension of time for payment hereunder (whether one or more), any renewal hereof (whether one or more), any substitution or release of any collateral, and any addition or release of any party liable for payment of this Note. Any such extension, renewal, substitution or release may be made by the Holder without notice to any such party and without discharging such party's liability hereunder.

         18. Collection Costs; Attorneys' Fees. Maker agrees to pay all expenses and costs of collection, including all reasonable attorneys' fees and expenses as awarded by a court, court costs, and similar costs incurred by the Holder in connection with the enforcement of this Note, endeavoring to collect any amounts payable hereunder, whether by acceleration or otherwise.

         19. Partial Invalidity. If any provision of this Note or the application thereof to any party or circumstances is held invalid or unenforceable, the remainder of this Note and the application of any such provision to other parties or circumstances shall not be affected thereby, the provisions of this Note being severable in any such instance. No invalid provision hereof shall affect or impair any other provision of this Note.

         20. Conflict. In the event of a conflict as between the terms and conditions hereof and the terms and conditions of the Loan Agreement, the terms and conditions of this Note shall control. In lieu of any such conflict of terms both documents shall be of equal force and effect.

         21. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to conflict of law principles.

         22. Amendments. Any amendment or modification to this Note shall not be effective unless signed in writing by the Holder.

         23. Headings; Construction. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof, words used herein of any gender shall be construed to include any other gender where appropriate, and words used herein which are either singular or plural shall be construed to include the other where appropriate.

         24. Successors and Assigns. All of the covenants, stipulations, promises, and agreements in this Note contained by or on behalf of Maker shall bind its successors and assigns, whether so expressed or not; provided, however, that Maker may not, without the prior consent of the Holder, assign any rights, duties, or obligations under this Note.

         25. Maximum Interest Rate. Regardless of any provision contained herein, or in any other documents or instruments executed in connection herewith, the Holder hereof shall never be entitled to receive, collect, or apply, as interest hereon, any amount in excess of the Highest Lawful Rate and in the event the Holder hereof ever receives, collects, or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall be refunded to Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Maker and the Holder hereof shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) spread the total amount of interest throughout the entire contemplated term hereof; provided that if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, the Holder hereof shall either apply or refund to Maker the amount of such excess as herein provided, and in such event the Holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate. For purposes of this Note, the term "Highest Lawful Rate" shall mean, at any given time, the maximum nonusurious interest rate, if any, that may be contracted for or received on the indebtedness evidenced by this Note under applicable federal and state laws.

         26. NO ORAL AGREEMENTS. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         27. WAIVER OF TRIAL BY JURY. MAKER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. MAKER ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

                                  MAKER:

                                  CyberGuard Corporation, a Florida Corporation

                                  Its:
                                      -----------------------------------------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. _________                                                Warrant to Purchase
                                                          Shares of Common Stock


                             CYBERGUARD CORPORATION
                           2000 West Commercial Blvd.
                                    Suite 200
                             Ft. Lauderdale, Florida

                          COMMON STOCK PURCHASE WARRANT

                             Dated December 29, 2000

         THIS CERTIFIES that, for Ten Dollars ($10.00) and other good and valuable consideration received, FERNWOOD PARTNERS II, LLC, a Delaware limited liability company (the "Original Holder"), or its registered and permitted assigns (the Original Holder or such registered assigns at the time being the registered holder or holders hereof are hereinafter collectively referred to as the "Holder"), is entitled, at any time, to subscribe for and purchase from CyberGuard Corporation, a Florida corporation (the "Company"), the number of shares of the fully paid, nonassessable Common Stock (hereinafter defined) of the Company equal to the

Warrant Number (hereinafter defined) at a price per share equal to the Exercise Price (hereinafter defined).

         This Warrant is subject to the following terms and conditions:

         SECTION 1.0. Defined Terms. For the purposes of this Warrant, the following terms shall have the respective meanings set forth below:

         "COMMON STOCK" shall mean the Company's Common Stock, par value $.01 per share, authorized as of the date of this Warrant, and shall include also any capital stock of the Company of any class which shall be authorized at any time after the date of this Warrant and which shall have the right to participate in the distribution of earnings and assets of the Company without limitation as to amount.

         "CLOSING PRICE" with respect to a share of Common Stock on any day means, subject to Section 6.1(g), the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. If the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Closing Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors.

         "EXERCISE PRICE" shall mean $2.51 per share, subject to adjustment as set forth herein.

         "LOAN AGREEMENT" shall mean that certain Loan Agreement by and between the Company and the Original Holder dated as of August 26, 1999, as amended.

         "PERSON" means any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "PROMISSORY NOTE" shall mean the Convertible Subordinated Promissory Note which was executed and delivered by the Company on the date of this Warrant to the Original Holder.

         "ORGANIC CHANGE" means, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class or series of equity securities, any consolidation of such person with, or merger of such person into, any other person, any merger of another person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), and any sale or transfer or lease of all or substantially all of the assets of such Person, but not including any stock split, combination or subdivision which is the subject of Section 6.1(b)) pursuant to which any class or series of equity securities of such Person is converted into the right to receive other securities, cash or other property.

         "STRIKE DIFFERENTIAL" shall mean, with respect to any day, the amount by which the closing price of the Common Stock on such day (or in the event that such day is not a trading day with respect to the Common Stock, on the last trading day with respect to the Common Stock preceding such day) exceeds the Exercise Price on such day.

         "WARRANT NUMBER" shall mean one-half (1/2) of the total number of shares of Common Stock into which the Promissory Note may be converted from time to time, to and including June 30, 2002, the maturity date of the Promissory Note. The Warrant Number shall be adjusted from time to time pursuant to Section
6.0 hereof.

         "WARRANT RIGHTS" shall mean rights to obtain shares of Common Stock pursuant to a Warrant Rights Exercise (as defined below). The number of Warrant Rights that the Holder is entitled to exercise at any time shall equal the number of shares of Common Stock that the holder would be entitled to purchase at such time if a Cash Exercise (as defined below) were effected in accordance with the terms of this Warrant.

         "WARRANT STOCK" shall mean Common Stock issued upon any exercise of this Warrant.

         SECTION 2.0. Exercise of Warrant. The purchase rights represented by this Warrant may be exercised, in whole or in part, by the registered Holder hereof, at any time or from time to time, but not later than December 29, 2005 (the "Termination Date"), by the delivery of this Warrant and the Form of Subscription annexed hereto as Schedule I to the principal office of the Company at 2000 West Commercial Blvd., Suite 200, Ft. Lauderdale, Florida (or at such other office of the Company as the Company shall designate by notice in writing to the Holder hereof at the address of such Holder appearing on the books of the Company), and upon payment to the Company of the Exercise Price for the shares thereby purchased ("Cash Exercise"). Notwithstanding the foregoing, at any time and from time to time, the Holder hereof may elect to exercise this Warrant by delivering to the Company this Warrant and the Form of Subscription annexed hereto as Schedule I for conversion without payment of cash or other consideration ("Warrant Rights Exercise"). In the event of a Warrant Rights Exercise, this Warrant shall be converted into a number of shares of Common Stock, which number shall equal the quotient of (i) the product of the Strike Differential on the day of such Warrant Rights Exercise and the number of Warrant Rights exercised by the Holder and (ii) the closing price of the Common Stock on the day of such Warrant Rights Exercise (or in the event that such day is not a trading day with respect to the Common Stock, on the last trading day with respect to the Common Stock preceding such day). To the extent that this Warrant is not exercised in full prior to 5:00 p.m., eastern standard time on the Termination Date, this Warrant shall be converted without any action or delivery of any consideration on behalf of the Holder hereof into a number of shares of Common Stock, which number shall equal the quotient of (i) the product of the Strike Differential on the Termination Date and the number of Warrant Rights to which the Holder is then entitled and (ii) the closing price of the Common Stock on the Termination Date (or in the event that such day is not a trading day with respect to the Common Stock, on the last trading day with respect to the Common Stock preceding such day).

         The Company covenants that the shares of Common Stock purchased pursuant to this Section 2.0 shall be and be deemed to be issued to the Holder hereof as the record owner of such Common Stock as of the close of business of the Company on the date on which this Warrant shall have been exercised as aforesaid. The Company further covenants that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon exercise of the rights represented by this Warrant be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof.

         The certificates for the shares of Common Stock so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) days, after the date on which the rights represented by this Warrant shall have been so exercised.

         Payment of the applicable Exercise Price may be made (a) by cash, or
(b) by certified check, or bank cashier's check, payable to the Company.

         In the event of a partial exercise of this Warrant, the Company shall issue and deliver to Holder, on or within ten (10) days of the date on which such Warrant was exercised, and in substitution of such Warrant, a new warrant or warrants (at Holder's option), of even date herewith and with the terms identical to the terms hereof, except that such new warrant or warrants shall be exercisable, in the aggregate, for a percentage of all issued and outstanding Common Stock, subject to the antidilution provisions of Section 6.0 hereof, which represents the number of shares of Common Stock with respect to which this Warrant has not yet been exercised.

         SECTION 3.0. No Fractional Shares or Scrip. No fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the closing price of the Common Stock on the day of such exercise (or in the event that such day is not a trading day with respect to the Common Stock, on the last trading day with respect to the Common Stock preceding such day) shall be paid to the Holder hereof in cash by the Company.

         SECTION 4.0. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer taxes or any other incidental expenses in respect of the issuance of such certificates to and in the name of the registered Holder of this Warrant, all of which transfer taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant. Certificates will be issued in a name other than that of the Holder upon the request of the Holder and payment by the Holder of any applicable transfer taxes.

         SECTION 5.0. Certain Obligations of the Company. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of issuing upon exercise of the purchase rights evidenced by this Warrant, the number of shares of Common Stock purchasable and deliverable hereunder.

         The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of this Warrant) or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. The Company will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all other action which may be necessary in order to protect the rights of the Holder of this Warrant against dilution consistent with the provisions of this Warrant.

         The Company covenants and agrees to maintain, on a current basis, the reports, notices and statements required to be filed with the Securities Exchange Commission.

         The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to the registered Holder of this Warrant, at the address of the registered Holder of this Warrant appearing on the books of the Company, of each change in the locations of such office.

         SECTION 6.0. Adjustment of Exercise Price and Number of Shares. The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Exercise Price thereof shall be subject to adjustment from time to time after the date hereof upon the happening of certain events, as follows:

         6.1. Adjustments to Exercise Price. The Exercise Price shall be subject to adjustment as follows:

                  (a) Stock Dividends. In case the Company after the date hereof shall pay a dividend or make a distribution to all holders of shares of Common Stock in shares of Common Stock, then in any such case the Exercise Price in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or distribution shall be reduced to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and (y) the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or distribution, such reduction to become effective immediately after the opening of business on the day following such record date. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (b) Stock Splits and Reverse Splits. In case after the date hereof outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case after the date hereof outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, shall entitle the Holder hereof to receive the number and kind of shares which the Holder would have owned or have been entitled to receive if this Warrant had been exercised immediately prior to such subdivision or combination. Such adjustment shall become effective immediately prior to the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (c) Issuances Below Market. In case the Company after the date hereof shall fix a record date of the issuance of rights or warrants to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price per share on the record date for the determination of stockholders entitled to receive such rights or warrants, the Exercise Price in effect at the opening of business on the day following such record date shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares to be offered would purchase at such Closing Price and (y) the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made if the Company issues or distributes to each Holder the rights or warrants that each Holder would have been entitled to receive had the Warrants held by such Holder been exercised prior to such record date. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (d) Special Dividends. In case the Company after the date hereof shall fix a record date for the making of a distribution to all holders of shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) evidences of its indebtedness, securities or assets (excluding any dividends paid out of retained earnings), or subscription rights or warrants (excluding those referred to in subsection (c) above), in each such case the Exercise Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the Closing Price per share of Common Stock on such record date, less the then-current fair market value as of such record date (as determined by the Board of Directors in its good faith judgment) of the portion of assets, evidences of indebtedness, securities or subscription rights or warrants so distributed applicable to one share of Common Stock, and (y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made (1) if the Company issues or distributes to each Holder the subscription rights referred to above that each Holder would have been entitled to receive had the Warrants held by such Holder been exercised prior to such record date, or (2) if the Company grants to each Holder the right to receive, upon the exercise of the Warrants held by such Holder at any time after the distribution of the evidences of indebtedness or assets or equity securities referred to above, the evidences of indebtedness or assets or equity securities that such Holder would have been entitled to receive had such Warrants been exercised prior to such record date. The Company shall provide any Holder, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, subscription rights or equity securities referred to in this subsection (d).

                  (e) Other Distributions. In case the Company after the date hereof shall distribute evidences of its indebtedness, assets, equity securities, rights or warrants to any Person in connection with or as a result of or related to any pending or future claims, suits, actions or proceedings against the Company or any of its subsidiaries, then in each such case the Exercise Price in effect immediately prior to the close of business on the date of such distribution shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the Closing Price per share of Common Stock on such date, less the then-current fair market value as of such date (as determined by the Board of Directors in its good faith judgment) of the portion of such evidences of indebtedness, assets, equity securities, rights or warrants so distributed applicable to one share of Common Stock, and (y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following the date of such distribution. The intent of this subsection is that if any evidences of indebtedness, securities, assets, rights or warrants are distributed in connection with or as a result of or related to any pending or future claims, suits, actions or proceedings against the Company or any of its subsidiaries, that the Holder of this Warrant shall be entitled to exercise this Warrant for the same percentage of the outstanding capital stock of the Company for the same aggregate exercise price immediately after such distribution as the Holder of this Warrant could acquire immediately prior to such distribution.

                  (f) Tender or Exchange Offer. In case a tender or ex change offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors in its good faith judgment) at the last time (the "Offer Time") tenders may be made pursuant to such tender or exchange offer (as it may be amended) that, together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors in its good faith judgment), as of the Offer Time, of consideration payable in respect of any tender or exchange offer by the Company or any such subsidiary for all or any portion of the Common Stock consummated preceding the Offer Time and in respect of which no Exercise Price adjustment pursuant to this subsection (f) has been made, exceeds 5% of the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Offer Time by a fraction of which (x) the numerator shall be (i) the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered and not withdrawn as of the Offer Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the denominator shall be the product of (i) such Closing Price at the Offer Time multiplied by (ii) such number of outstanding shares at the Offer Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Offer Time. For purposes of this subsection (f), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

                  (g) Other Dilutive Events. In case any event shall occur as to which the provisions of Section 6.1 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 6.1, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein. Notwithstanding anything contained in this subsection (g) to the contrary, this subsection (g) shall not apply to any issuance of Common Stock by the Company for which the Company has received consideration equal to the fair market value of such Common Stock on the date of issuance, as determined by the Board of Directors of the Company in good faith.

                  (h) No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6.1 and in the taking of all such action as may be necessary or appropriate in order to protect the purchase privilege of the Holder of this Warrant against dilution or other impairment.

                  (i) Closing Price Determination. For the purpose of any computation under subsections (c), (d) and (e) of this Section 6.1, the Closing Price of Common Stock on any date shall be deemed to be the average of the Closing Prices for the ten (10) consecutive trading days immediately preceding such date; provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 6 occurs on or after the tenth (10th) trading day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction which the Exercise Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 6 occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each trading day on or after such "ex" date shall be adjusted by adding thereto the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for the purposes of subsection (d) of this Section 6.1) of the assets, evidences of indebtedness, equity securities or subscription rights being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purposes of any computation under subsection (f) of this Section 6.1, the Closing Price on any date shall be deemed to be the average of the daily Closing Prices for the ten (10) consecutive trading days immediately preceding the Offer Time; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Exercise Price pursuant to this
Section 6 occurs on or after the tenth (10th) trading day prior to the Offer Time for the tender or exchange offer requiring such computation, the Closing Price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event. For purposes of this subsection (g), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Offer Time of such tender or exchange offer.

                  (j) Minimum Adjustment Requirement. No adjustment shall be required unless such adjustment would result in an increase or decrease of at least $0.01 in the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this subsection (j) shall be carried forward and taken into account in any subsequent adjustment. In case the Company shall at any time issue shares of Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, said amount of $0.01 specified in the preceding sentence (as theretofore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this subsection (h)) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

         (k) Calculations. All calculations under this Section 6.1 shall be made to the nearest $0.01.

                  (l) Certificate. Whenever an adjustment in the Exercise Price is made as required or permitted by the provisions of this Section 6.1, the Company shall promptly cause a certificate of its chief financial officer setting forth (A) the adjusted Exercise Price as provided in this Section 6.1 and a brief statement of the facts requiring such adjustment and the computation thereof and (B) the number of shares of Common Stock (or portions thereof) purchasable upon exercise of this Warrant after such adjustment in the Exercise Price in accordance with Section 6.2 hereof and the record date therefor to be mailed to the Holder of this Warrant at the address shown on the registration books of the Company. Such certificate, in the absence of manifest error, shall be conclusive and final evidence of the correctness of such adjustment.

                  (m) Section 305. Anything in this Section 6.1 to the contrary notwithstanding, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by this Section 6.1, as it in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its stockholders under Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.

                  (n) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for purposes of taking any action that requires an adjustment of the Exercise Price under this Section 6, and shall, thereafter and before the effective date of such action, legally abandon its plan to take such action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         6.2. Adjustment to Number of Shares of Stock. Upon each adjustment of the Exercise Price pursuant to Section 6.1 hereof the number of shares of Common Stock purchasable upon exercise of this Warrant outstanding prior to the effectiveness of such adjustment shall be adjusted to the number, calculated to the nearest one-hundredth of a share, obtained by (x) multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant by the Exercise Price in effect prior to such adjustment and (y) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

         6.3. Organic Change.

                  (a) Company Survives. Upon the consummation of an Organic Change (other than a transaction in which the Company is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms of this Warrant shall be modified, without payment of any additional consideration therefor, so as to provide that upon exercise this Warrant following the consummation of such Organic Change, the Holders of such Warrant shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of shares of Common Stock into which such Warrant might have been exercised immediately prior to such Organic Change, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which a sale, transfer or lease of all or substantially all of the assets of the Company was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person, and (ii) failed to exercise his or her rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each share of Common Stock held immediately prior to such Organic Change by others than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Shares"), then for the purpose of this subsection (a) the kind and amount of securities, cash and other property receivable upon such Organic Change by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of shares of Common Stock notwithstanding any provision of Section 6 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms of this Warrant shall remain in full force and effect following such an Organic Change. The provisions of this Section 6.3(a) shall similarly apply to successive Organic Changes.

                  (b) Company Does Not Survive. The Company shall not enter into an Organic Change that is a transaction in which the Company is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each Holder, without payment of any additional consideration therefor, with terms that provide that upon the exercise of this Warrant, the Holders of such Warrant shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of shares of Common Stock into which such Warrant might have been exercised immediately prior to such Organic Change, assuming such holder of Common Stock
(i) is not a Constituent Person or an affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each Non-Electing Share, then for the purpose of this subsection (b) the kind and amount of securities, cash and other property receivable upon such Organic Change by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of shares of Common

Stock notwithstanding any provision of Section 6 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in Section 6.1 hereof.

         6.4. Statement on Warrants. This Warrant need not be changed because of any adjustment made pursuant to Section 6.1 or Section 6.2 hereof, and Warrants issued after such adjustment may state the same Exercise Price and the same Warrant Number as are stated in this Warrant.

         SECTION 7.0. Prior Notice of Certain Events. In the event that:

                  (a) the Company shall declare any dividend, whether payable in cash or in any capital stock upon its Common Stock, or authorize any other issuance or distribution to the holders of its Common Stock; or

                  (b) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company or a sale of all or substantially all its assets; or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any of said cases, the Company shall give prior written notice, by first-class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such registered Holder as shown on the registration books of the Company, of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights, (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall be consummated, or
(iii) such other event shall be consummated, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall receive said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the date of the event in question and the record date or the date on which the Company's transfer books are closed in respect thereto.

         SECTION 8.0. No Rights or Responsibilities as Shareholder. Except as otherwise agreed in writing by the Holder and the Company, a Holder of this Warrant, as such, shall not be subject to any responsibilities as a shareholder of the Company and shall not be entitled to vote or be deemed the Holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, the rights of a shareholder of the Company or the right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate section (except as provided herein) or to receive notice of meetings or other actions affecting shareholders (except as provided herein), or to receive dividends or subscription rights or otherwise (except as provided herein), until the date of exercise of this Warrant shall have occurred.

         SECTION 9.0 Registration Rights. Upon exercise of this Warrant, the Holder shall have and be entitled to exercise, together with all other holders of Common Stock possessing registration rights under the Loan Agreement, the rights of registration granted under the Loan Agreement with respect to the shares of Common Stock issued upon exercise of this Warrant.

         SECTION 10.0. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and date, in lieu of this Warrant.

         SECTION 11.0. Transfer and Exchange of Warrant. This Warrant and all rights hereunder are transferable at the office or agency of the Company by the registered Holder hereof in person or by a duly authorized attorney, upon surrender of this Warrant together with a properly endorsed assignment in the form attached hereto as Schedule II. The Company shall be entitled to receive, as a condition to any transfer of this Warrant, an opinion of counsel reasonably satisfactory to the Company that such transfer does not violate the registration requirements of the Securities Act of 1933, as amended, or applicable state securities laws. Until transfer hereof on the registration books of the Company, the Company may treat the registered Holder as the owner hereof for all purposes. This Warrant is exchangeable, upon the surrender hereof by Holder, at the principal offices of the Company, together with a properly endorsed assignment in the form attached hereto as Schedule II, for new warrants, in such denominations as Holder shall designate at the time of surrender for exchange, of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new warrants to represent the right to subscribe for and purchase not less than one hundred thousand (100,000) shares of Common Stock (except to the extent necessary to round out the balance of the number of shares).

         SECTION 12.0. Investment Intent. Contemporaneously with the original issuance of this Warrant to the Holder hereof, the Holder has executed and delivered to the Company an investment representation letter (in the form of Schedule III hereto) regarding the Holder's investment intent and imposing a requirement that any transferee of this Warrant execute and deliver to the Company a representation letter in form and substance similar to the contents of such letter.

         SECTION 13.0. Communications and Notices. All communications and notices hereunder must be in writing, either delivered in hand or sent by first-class mail, postage prepaid, or sent by confirmed facsimile and, if to the Company, shall be addressed to it at the address set forth on the first page hereof, Attention: David R. Proctor, or at such other address as the Company may hereafter designate in writing by notice to the registered Holder of this Warrant, and if to such registered Holder, addressed to such Holder at the address of such Holder as shown on the books of the Company.

         SECTION 14.0. Sundays, Holidays, Etc. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Sunday, or a Saturday or shall be a legal holiday or a day on which banking institutions in New York, New York, are authorized or required by law to remain closed, then such action may be taken or right may be exercised on the next succeeding day which is not a Sunday, a Saturday or a legal holiday and not a day on which banking institutions in New York, New York, are authorized or required by law to remain closed.

         SECTION 15.0. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         SECTION 16.0. Miscellaneous. This Warrant shall be binding upon the Company's successors. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be unenforced to the extent, if any, that it may legally be enforced, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The five (5) year term of this Warrant shall be stayed during any bankruptcy proceedings involving the Company. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

         SECTION 17.0. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         SECTION 18.0 Conflict. In the event of a conflict of the terms and conditions hereof and the terms and conditions of the Loan Agreement, the terms and conditions of this Warrant shall prevail.

                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, CyberGuard Corporation has caused this Warrant to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officers.

Date: December 29, 2000           CyberGuard Corporation, a Florida Corporation

                                  By:
                                     ------------------------------------------
                                  Its:
                                       ----------------------------------------

                                                                      SCHEDULE I

                              FORM OF SUBSCRIPTION

                        (To be signed only on exercise of
                         Common Stock Purchase Warrant)

TO: CyberGuard Corporation

         The undersigned, the Holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder ___ * shares of Common Stock of CyberGuard Corporation, and herewith makes payment of $________ therefor, and requests that the certificates for such shares be issued in the name of_______________, and delivered to ________________________, whose address is .

Dated:
       ---------------------------------


                                 (Signature must conform in all respects to name
                              of Holder as specified on the face of the Warrant)




                                                                       (Address)



         *Insert here the number of shares (all shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise.

                                                                     SCHEDULE II


                               FORM OF ASSIGNMENT

                        (To be signed only on transfer of
                         Common Stock Purchase Warrant)


         For value received, the undersigned hereby sells, assigns and transfers
unto of       , the right represented by the within Common Stock Purchase
Warrant to purchase ___ shares of Common Stock of CyberGuard Corporation, to which the within Common Stock Purchase Warrant relates, and appoints ____________ Attorney to transfer such right on the books of CyberGuard Corporation, with full power of substitution in the premises.

Dated:
       --------------------------



                                 (Signature must conform in all respects to name
                              of Holder as specified on the face of the Warrant)



                                                                       (Address)

Signed in the presence of




Signature guaranteed by*




[*Signature guarantee by a bank is required for all Holders other than the Original Holder.]

                                                                    SCHEDULE III

                        INVESTMENT REPRESENTATION LETTER

CyberGuard Corporation
Attn: Office of Corporate Secretary
2000 West Commercial Blvd.
Suite 200
Ft. Lauderdale, FL 33309

RE:    Common Stock Purchase Warrant
       Dated December 29, 2000

To: CyberGuard Corporation

         The Common Stock Purchase Warrant ("Warrant") and the rights to the underlying shares has been acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the Holder's distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Warrant.

         The Holder further undertakes to require any transferee of the Warrant to execute and deliver to the CyberGuard Corporation a representation letter in form and substance similar to the contents of this letter.

DATED: December 29, 2000.


By:
   ------------------------------------